Rule 497(k)
File No. 333-125751

FIRST TRUST EXCHANGE-TRADED FUND

(the “Trust”)

First Trust Chindia ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 13, 2022

On December 12, 2022, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”) approved by the Board. The Board has determined that the termination and liquidation of the Fund is in the best interests of the Fund. Please note that trading in Fund shares on NYSE Arca, Inc (“NYSE Arca”) will be halted effective as of the close of business on January 13, 2023, and the Fund will be liquidated as a series of the Trust on or around January 20, 2023 (the “Liquidation Date”). You may sell your shares of the Fund on NYSE Arca until the end of the trading day on January 13, 2023. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new creation purchases effective as of the close of business on January 13, 2023.

Any person holding shares in a Fund as of January 18, 2023 will receive a cash redemption amount representing his or her proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

To prepare for the termination and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments. As a result, on or around January 13, 2023, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

If you have additional questions, please call (800) 621-1675.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE